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                                                                    Exhibit 23.1


                         CONSENT OF INDEPENDENT AUDITORS

         We consent to the incorporation by reference in the Registration Statement (Form S-8, No. 333-93933) pertaining to the Cumberland Bancorp, Incorporated 1998 Stock Option Plan of our report dated February 26, 2001, with respect to the consolidated financial statements of Cumberland Bancorp, Incorporated included in the Annual Report (Form 10-K) for the year ended December 31, 2000.

                                    /s/ Heathcott & Mullaly, P.C.
                                    --------------------------------------------
                                    HEATHCOTT & MULLALY, P.C.



                                    Brentwood, Tennessee
                                    March 30, 2001